UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): March 6, 2023

ARGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 315-0027

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, $0.15 Par Value	AGX	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2023, Argan, Inc. (the “Company”) and certain of its subsidiaries, entered into the Second Amendment (the “Second Amendment”) to the Amended and Restated Replacement Credit Agreement which provides for a $50 million credit commitment (the “Credit Facility”) with Bank of America, N.A., as the lender.

The Second Amendment modifies the Credit Facility to, among other things, replace the interest pricing from the 30-day London Interbank Offered Rate (“LIBOR”) plus 1.6% to the Secured Overnight Financing Rate (“SOFR”) plus 1.6% and adds SOFR successor rate language. The Credit Facility, as amended, continues to include customary terms, covenants and events of default for a credit facility of its size and nature. As of March 6, 2023, prior to the closing on the Second Amendment, the Company had $11.1 million of credit outstanding under the Credit Facility.

The foregoing summary of the Credit Facility is not complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein, the First Amendment to the Amended and Restated Replacement Credit Agreement, which was included as Exhibit 10.1 to the Current Report on Form 8-K filed April 30, 2021, and the Amended and Restated Replacement Credit Agreement, which was included as Exhibit 10.1 to the Current Report on Form 8-K filed May 17, 2017.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

10.1

Second Amendment to Amended and Restated Replacement Credit Agreement, dated March 6, 2023, among Argan, Inc. and certain subsidiaries of Argan, Inc., as borrowers, and Bank of America, N.A., as the lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: March 8, 2023	By:	/s/ Richard H. Deily
Richard H. Deily
Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary